FEDERATED QUALITY BOND FUND II
PRIMARY SHARES
SERVICE SHARES

A Portfolio of Federated Insurance Series
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Supplement to the Statements of Additional Information dated April 30, 2004.

Under the heading entitled "Securities in Which the Fund Invests", please add the following immediately before the section entitled Asset-Backed Securities:

     NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES

     Non-governmental  mortgage-backed  securities  (including non- governmental
     CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.



                                                                 August 31, 2004



Cusip 313916884
Cusip 313916785
31114 (8/04)